UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, General Counsel ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1.  Reports to Stockholders.

ASG

2008 ANNUAL REPORT

LIBERTY ALL-STAR® GROWTH FUND

ALL-STAR®
GROWTH FUND

A	SINGLE INVESTMENT…

A	DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•	Access to institutional quality investment managers

•	Objective and ongoing manager evaluation

•	Active portfolio rebalancing

•	A quarterly fixed distribution policy

•	Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

The views expressed in the President’s Letter, Unique Fund Attributes, Fund President Q&A and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Contents

1	President’s Letter

4	Unique Fund Attributes

6	Investment Managers/Portfolio Characteristics

7	Fund President Q&A

8	Manager Roundtable

13	Table of Distributions and Rights Offerings

14	Top 20 Holdings and Economic Sectors

15	Major Stock Changes in the Fourth Quarter

16	Schedule of Investments

22	Statement of Assets and Liabilities

23	Statement of Operations

24	Statement of Changes in Net Assets

25	Financial Highlights

26	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Automatic Dividend Reinvestment and Cash Purchase Plan

31	Tax Information

32	Directors and Officers

35	Privacy Policy

36	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

LIBERTY ALL-STAR® GROWTH FUND
PRESIDENT’S LETTER

Fellow Shareholders:	January 2009

What began as a problem isolated to subprime mortgages in the U.S. in 2007 led to the bursting of a credit bubble of historic proportions and ultimately to a severe global recession. As credit conditions deteriorated the stock market began discounting the magnitude of these events and 2008 went down in history as one of the worst years on record for equity investors since the 1930s. During this period, other problems embedded in our financial system emerged to compound the difficulties, including excessive leverage and rampant use of derivative securities with little or no transparency. As confidence waned the financial crisis spread to main street, creating a negative feedback loop that—taken together—created what we now recognize as the perfect storm.

In terms of actual outcomes, the year ended with declines of 38.4 percent in the Russell 3000® Growth Index; 37.0 percent as measured by the S&P 500 Index; and 40.0 percent in the NASDAQ Composite Index. More than half of the annual decline in each index was registered in the brutal fourth quarter. This period was marked by hedge and mutual fund redemptions, which contributed to broad declines across all economic sectors and asset classes. It was one of those periods that offered no shelter, as commodities, corporate bonds and international securities all sold off sharply. In fact, ironically with respect to stocks, their decline was likely exacerbated by their liquidity—in an environment in which the credit markets froze indiscriminate selling of stocks became one of the few ways to reduce leverage.

For the year, Liberty All-Star Growth Fund declined 40.5 percent with shares valued at net asset value (NAV), -40.0 percent with shares valued at NAV with dividends reinvested and -51.3 percent with shares valued at market price with dividends reinvested. The Fund’s comparable returns for the fourth quarter were -23.5 percent, -23.2 percent and -22.9 percent, respectively. During the year, discounts for the closed-end sector widened considerably, contributing to the weak 2008 market price performance. The Fund’s fourth quarter and 2008 results based on net asset value exceeded the return of its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which declined 24.0 percent and 41.9 percent, respectively, for those two periods. We realize that outperforming the Fund’s primary benchmark brings little comfort, given the magnitude of the Fund’s decline in absolute terms.

We would also point out that it has always been the Fund’s strategy to stay essentially fully invested and not attempt to time the market. Our shareholders have invested in a growth equity fund, and as such they expect us to maintain market exposure. Moreover, as we have said on numerous occasions, consistently timing moves into and out of stocks is a very difficult long-term proposition.

Finally, there is the discount, which widened dramatically during the year and weighed on the Fund’s market price performance. As the discount is a subject that bears discussion in greater detail, please let me refer you to the Q&A on page 7 in which I review it and related topics. I would also like to invite shareholders to read this year’s Manager Roundtable, which begins on page 8. After such a trying year, I believe it is well worthwhile hearing directly from growth investment

www.all-starfunds.com	ASG

managers who are recognized leaders in their industry and to gain their insights and perspective.

Let me close by saying that, as always, we will do our upmost to ensure that the Fund is a long-term investment vehicle in which shareholders can maintain trust and confidence. In this environment, however, there is a larger point to be made, and that is about maintaining trust and confidence in the economy and financial markets. To be certain, challenges await. There are no easy fixes. We must have the will to meet these challenges as this nation has done during past financial crises. I, for one, believe this nation and its people will ultimately prevail and that brighter days lie ahead.

Sincerely,

William R. Parmentier, Jr.

President

Liberty All-Star Growth Fund, Inc.

ANNUAL REPORT  DECEMBER 31, 2008

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDING DECEMBER 31, 2008

FUND STATISTICS:

Net Asset Value (NAV)	$3.24
Market Price	$2.60
Discount	19.8%

	Quarter	2008
Distributions	$0.08	$0.47
Market Price Trading Range	$1.85 to $3.52	$1.85 to $6.01
Premium/(Discount) Range	(13.2)% to (28.2)%	0.9% to (28.2)%

PERFORMANCE:

Shares Valued at NAV	(23.5)%	(40.5)%
Shares Valued at NAV with Dividends Reinvested	(23.2)%	(40.0)%
Shares Valued at Market Price with Dividends Reinvested	(22.9)%	(51.3)%
NASDAQ Composite Index	(24.4)%	(40.0)%
Russell 3000® Growth Index	(23.2)%	(38.4)%
S&P 500 Index	(21.9)%	(37.0)%
Lipper Multi-Cap Growth Mutual Fund Average*	(24.0)%	(41.9)%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	44th	32nd
Number of Funds in Category	548	506

LONG-TERM PERFORMANCE SUMMARY PERIODS ENDING DECEMBER 31, 2008

	ANNUALIZED RATES OF RETURN
	3 YEARs	5 YEARs	8 YEARs

LIBERTY ALL-STAR GROWTH FUND, INC.

Shares Valued at NAV	(9.6)%	(3.7)%	(4.6)%
Shares Valued at NAV with Dividends Reinvested	(9.1)%	(3.4)%	(4.3)%
Shares Valued at Market Price with Dividends Reinvested	(12.8)%	(8.5)%	(5.2)%
NASDAQ Composite Index	(9.8)%	(4.0)%	(4.9)%
Russell 3000® Growth Index	(9.1)%	(3.3)%	(5.4)%
S&P 500 Index	(8.3)%	(2.2)%	(2.9)%
Lipper Multi-Cap Growth Mutual Fund Average*	(10.3)%	(2.7)%	(5.1)%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	31st	61st	44th
Number of Funds in Category	386	320	226

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Performance shown from the first full calendar year since restructure to a multi-cap growth fund. Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 36.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® GROWTH FUND
UNIQUE FUND ATTRIBUTES

Multi-management for Individual Investors

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy. Periodic rebalancing maintains the Fund’s structural integrity which is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

Distribution Policy

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 36 for a description of these indices.

PORTFOLIO CHARACTERISTICS	MARKET CAPITALIZATION SPECTRUM
AS OF DECEMBER 31, 2008	SMALL	LARGE
(UNAUDITED)

	RUSSELL GROWTH:
	Smallcap	Midcap	Largecap	M.A.			Total
	Index	Index	Index	Weatherbie	TCW	Chase	Fund
Number of Holdings	1197	504	643	58	54	31	135 *

Weighted Average Market Capitalization (billions)	$0.9	$5.4	$55.9	$1.7	$3.9	$81.3	$29.7

Average Five-Year Earnings Per Share Growth	23%	26%	25%	24%	40%	16%	25%
Dividend Yield	0.8%	1.4%	1.9%	0.6%	0.3%	2.3%	1.1%
Price/Earnings Ratio	12x	11x	12x	14x	15x	15x	15x

Price/Book Value Ratio	3.0x	3.3x	3.5x	3.1x	3.9x	4.3x	3.7x

* Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® GRowTH FUND
FUND PRESIDENT Q&A

The following are questions that shareholders have often asked—for instance, about the discount to net asset value at which Fund shares were priced throughout 2008. In the following, Fund President William R. Parmentier, Jr., discusses the discount and other matters.

The discount to NAV at which shares of Liberty All-Star Growth Fund trade in the open market widened considerably in 2008 and peaked during the fourth quarter. Can you explain why and when discounts widen? What makes them narrow? How about when shares sell at a premium to NAV, which has happened to Fund shares from time to time? Why and when does this occur?

There are many variables that influence whether the shares of closed-end funds are priced at a premium or a discount to their underlying net asset value. Two thousand eight was an extreme example where closed-end fund discounts widened dramatically. In early 2000 Fund shares traded at a discount in excess of 20 percent, which, interestingly enough, was a period when the markets were quite euphoric, just in advance of the bursting of the tech bubble. In 2008, the discount widened in a market that declined 38.4 percent (as measured by the Russell 3000® Growth Index), so we had the reverse of 2000.

What these markets had in common is two things: 1) they were emotionally driven markets; and 2) they were narrowly focused. In other words, the discount does relate to investor sentiment. Addressing the first point, in early 2000 the market was euphoric, while in the fourth quarter of 2008 the market was in panic and stocks were being sold indiscriminately. They were polar opposites, but both were extremes of investor sentiment. As to the narrowing of the market in 1999 and early 2000, investors increasingly focused on large cap technology stocks. In 2006, 2007 and into early 2008 investors focused on commodity stocks—energy, materials, industrial and precious metals, and agricultural commodities. Once again, you began to see investors flocking to a more narrow group of stocks.

But, situations change and discounts can become premiums. For instance, at March 31, 2000, Fund shares sold at a 23.3 percent discount to NAV. A year later they sold at a premium. Although Fund shares continued to sell at a discount to NAV in January 2009, the discount has narrowed from the extreme levels experienced in the fourth quarter.

Why do the Fund’s managers stay fully invested? Recently, the only thing that has “worked” has been cash. Wouldn’t it be better to go to a higher cash allocation and ride out the storm?

Simply stated, Liberty All-Star Growth Fund is an equity investment. We don’t make tactical asset allocation decisions—such as going between stocks, bonds and cash—because that is not the Fund’s investment objective. That has nothing to do with being a multi-managed, all-cap, growth equity holding. So, it is the investor who decides that he or she wants equity exposure through a well-diversified, high quality fund, such as Liberty All-Star Growth Fund. In addition, we feel the multi-management model has worked well over time and through most market conditions, save the extreme circumstances that we have seen from time to time. Our managers will raise some cash, but it’s not for market timing purposes. It’s just cash that they hold for short periods of time when they get out of certain stocks and get into others where they see more attractive opportunities.

LIBERTY ALL-STAR® GROWTH FUND
MANAGER ROUNDTABLE

Adapting and adjusting in a terrible year, but staying true to investment disciplines

With daily media headlines and a litany of data to remind them, investors are all too well aware of what a poor year 2008 was in global financial markets. Indeed, most have felt the sting directly in their own portfolios. Yet, reason and rational thinking continue to prevail, as evidenced in the thoughts shared by the Fund’s three investment managers in this year’s Manager Roundtable. Through a year marked by fear and, occasionally, outright panic, they have maintained their investment disciplines and processes, while responding to constantly changing conditions—but not reacting to them. There is no changing the harsh reality of what has happened. But, historically stocks have always recovered from the many financial crises of the past. And, looking ahead the managers see opportunity in quality growth stocks that in some instances are priced at historically low levels. ALPS Advisors serves as moderator of the Roundtable. Given the exceptional nature of 2008, William R. Parmentier, Jr., President of Liberty All-Star Growth Fund, Inc., joins the Roundtable this year. The participating investment managers and their capitalization focus are:

M. A. WEATHERBIE & COMPANY, INC.

Portfolio Manager/Matthew A. Weatherbie, CFA

President and Founder

Capitalization Focus/Small-Cap Growth – M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Brendt Stallings, CFA

Managing Director

Capitalization Focus/Mid-Cap Growth – TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s view, are not properly perceived by consensus research.

CHASE INVESTMENT COUNSEL CORPORATION

Portfolio Manager/David Scott, CFA, CIC

Senior Vice President and Chief Investment Officer

Capitalization Focus/Large-Cap Growth – Chase is a growth manager that has a valuation orientation to its investment process, seeking to invest in quality growth stocks that demonstrate consistent earnings growth but whose shares are reasonably priced.

Since all the bad news of 2008 has been well documented, is there anything positive to take away as we start 2009? Let’s start with the small-cap perspective from Matt weatherbie and go up through the capitalization range to Brendt Stallings and David Scott.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): There is a mountain of cash on the sidelines earning very little interest. According to JPMorgan Chase, as of November 15, cash in money market mutual funds was 42 percent of the total value of the Wilshire 5000 Index, the broadest index of U.S. stocks. The prior record was 30 percent right at the end of the 2000-2002 bear market. Also, the Obama administration could be a positive for the markets. With a strong economic team and a working majority in Congress, there seems to be a good chance of implementing economic policies that will stabilize the economy, while beginning to address overlooked longer-term issues.

STALLINGS (TCW – MID-CAP GROWTH): The good news is that one of the two forces behind the 2008 collapse in stock prices has run its course and may reverse: First, the rapid and significant deterioration in earnings due to the recession—which may remain with us for a time—and, second, a contraction of valuations due to the liquidity crisis and its attendant forced liquidations of riskier assets. In short, we saw both the earnings and the price/earnings ratio fall. While the earnings may remain challenged for a while, the price/earnings ratio has room to improve. And while the general deleveraging of the economy (and the consumer in particular) will likely take years, the worst of the forced liquidations in the financial markets are likely behind us. As evidenced by narrowing credit spreads, liquidity conditions are improving, partially because of the massive injection of government capital and partially because the liquidations simply ran their course.

“There is a mountain of cash on the sidelines earning very little interest.”

Matt weatherbie,
M.A. Weatherbie

We feel the proverbial “blood in the streets” moment has likely passed. Furthermore, as is typically the case, valuations should expand well before a recovery in earnings—usually six to 12 months. Such an earnings recovery, however, may still be a way into the future.

SCOTT (CHASE – LARGE-CAP GROWTH): The importance of using a disciplined stock selection process was emphatically demonstrated in 2008. Chase Investment Counsel believes that its process helped us to make timely sales and, as importantly, kept us from re-entering stocks when many issues looked superficially inexpensive, but still had considerable downside risk. Finally, as we have seen in many previous stock market cycles, patience was once again rewarded. Managers who violated their processes in an effort to capture high risk returns in 2006 and 2007 were punished severely in 2008.

“…as is typically the case, valuations should expand well before a recovery in earnings…”

Brendt Stallings,
TCW

Bill Parmentier, what are your observations from the Fund’s perspective?

PARMENTIER (LIBERTY ALL-STAR GROWTH FUND):  One positive going into 2009 is that closed-end fund discounts are narrowing. They’re not where we’d like them to be, but they’re not 20 plus percent anymore. We are also starting to see some narrowing of credit spreads, which could be early signs of a thaw in credit markets that essentially froze in October and November. In sum, these are early signs that the monetary easing and stimulus efforts by governments and central bankers around the globe are finally having some impact. This is not to say that we are out of the woods, but we are heading in the right direction. After a difficult period, investors likely want to see a quicker turnaround, but patience is still required.

As the market declines deepened, particularly in the second half, what did you do—consistent with your style and strategy—to minimize the damage or defensively position portfolios that you manage? what is the large cap perspective, David Scott?

SCOTT (CHASE – LARGE-CAP GROWTH):  In order to minimize damage we became much more selective in our portfolio choices and concentrated assets in fewer stocks. Consistent with past cycles these stocks tended to be larger higher quality “mega-caps” such as McDonald’s and Wal-Mart. We increased the position sizes to the high end of our allowable ranges and therefore did not have to hold less attractive stocks just to remain invested. We maintained high quality, low volatility, and strong defensive characteristics while maintaining our process during this difficult period.

Brendt Stallings, what are your thoughts?

STALLINGS (TCW – MID-CAP GROWTH): The second half of 2008 was a particularly difficult time to manage a portfolio because of, one, the contraction of liquidity, and, two, the rapid deterioration of fundamentals. The first is almost impossible to mitigate as we are a long-only, fundamental manager who must, by mandate, remain fully invested. There were, however, steps we took to manage the second. Most importantly, we want to own companies where our conviction that they can capture market share through the recession is high. This was an important lesson of the recession—and technology depression—of the early 2000s. Companies that do this may emerge from the recession with greater earnings power than they entered. In our experience, these ultimately become excellent investments. Such companies typically share a number of characteristics, including strong, sustainable product differentiation; secular (as opposed to cyclical) growth drivers; and a well-capitalized balance sheet to ensure survival in rough times. Not coincidentally, those are characteristics we always look for in our investments. Today, we can buy these companies at unusually low valuations.

“The importance of using a disciplined stock selection process was emphatically demonstrated in 2008.”

David Scott,
Chase Investment Counsel

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): In these difficult times, the weak economy and scary headlines make it that much more important to closely monitor portfolio companies, which we are doing. In addition, the stock market has recently been marked by declining liquidity among smaller cap stocks and volatile stock price movements up and down. We are attempting to capitalize on this by trading a little more actively around position sizes.

Are stocks cheap—at bargain prices—right now? David Scott, let’s start with you and then hear from Matt Weatherbie and Brendt Stallings.

SCOTT (CHASE – LARGE-CAP GROWTH): Generally speaking, stocks are less expensive then they were a year ago. However, it is imperative to judge every issue on its own merits. In some industries, such as retailing and consumer finance, basic growth prospects have deteriorated so badly because of mismanagement and changing customer financial conditions that these companies do not present compelling values even given severe declines in their stock prices. However, other high growth firms, such as biotechnology companies that had been too highly priced for a growth at a reasonable price investor (GARP) to consider, are finally attractive.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): Are stocks cheap now? I believe they are. Our smaller cap growth portfolio continues to demonstrate superiority on every measure of quality and growth relative to a widely used small cap growth index. Yet our normalized P/E ratio of 11.5x represents a discount to the index P/E and is by far the lowest we have seen in M.A. Weatherbie’s 13-year history. The prior record low was 16.3x in the third quarter of 2002, toward the end of that severe bear market.

STALLINGS (TCW – MID-CAP GROWTH):  As previously discussed, we believe valuations have been depressed not only for fundamental reasons, but also due to the evaporation of liquidity last fall. From a bottom-up perspective, we find our investments more attractively priced relative to their fundamentals than at any time in the past five years.

“Our... portfolio continues to demonstrate superiority on every measure of quality and growth...”

Matt Weatherbie,
M.A. Weatherbie

Bill Parmentier, what do you think? Are there bargains out there?

PARMENTIER (LIBERTY ALL-STAR GROWTH FUND):  I recall in the late 1970s and very early ‘80s just before the equity and bond bull markets began in 1982 that the prime rate exceeded 20 percent and long government bonds were yielding 14 percent or more. At that time inflation was the worry, and people were saying that inflation was putting the U.S. capitalist system at risk. Some very distinguished economists at the time were saying that it would take generations to eliminate inflation from the U.S. economy. Of course, it didn’t take anywhere near that amount of time to rein in inflation. Today, we have the mirror image—the problem is deflation and some financial assets and commodities are priced for zero inflation for years. I can’t predict the future, but I suspect we are in a situation much like that of the late ‘70s/early ‘80s and that the severe problems of today will correct more quickly than people suspect.

How has the recession impacted the growth rates of the companies in your portfolio? Let’s start with Brendt Stallings, and then hear from David Scott and Matt Weatherbie.

STALLINGS (TCW – MID-CAP GROWTH): Certainly, the recession has impacted the growth rates of many of our companies. Some of our companies are relatively immune, particularly certain health care companies. But these are a minority of our holdings. The bulk of our companies, however, continue to grow. Additionally, most are taking market share, which is important to us in this environment.

SCOTT (CHASE – LARGE-CAP GROWTH):  The recession has slowed near term growth prospects for some companies in our portfolios. However, because we place significant emphasis on longer-term return on assets, equity and capital as well as balance sheet strength and market positioning, many of our companies are enhancing their growth positions in this difficult environment and could see an acceleration of growth once a new recovery begins.

“...[in 2008] we became much more selective in our portfolio choice and concentrated ted assets in fewer stocks.”

David Scott,

Chase Investment Counsel

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH):  Our companies are somewhat recession resilient but earnings growth has slowed significantly. We currently expect our portfolio company earnings to be roughly flat in 2009 versus 2008, in the context of S&P 500 operating earnings declining 20 to 25 percent.

PARMENTIER (LIBERTY ALL-STAR GROWTH FUND):  One characteristic of the Fund’s holdings that should help in a weak economy is strong balance sheets. In recent years, investors tended to look at companies’ income statements, forgetting about the desirability of clean balance sheets with low debt and good cash positions. The credit crisis changed that dramatically. Now, there’s growing attention to balance sheets and the ability to access the credit markets. Our high quality companies tend to have superior business models that should permit them to perform even in rough economic times. They have more visibility in earnings, solid balance sheets and ample free cash flow.

Investors’ portfolios have taken a substantial hit, so there is a lot of skepticism about diversification, long-term horizon, the outlook for equities and other foundational thoughts. what would you say to investors as they look ahead? David Scott, let’s ask you to begin.

SCOTT (CHASE – LARGE-CAP GROWTH): First, we are moving through a period of substantial change.  The consumer debt cycle that has powered many parts of our domestic economy for the last several years has peaked and a retrenchment has begun. Second, this new environment will breed both winners and losers in the stock market. It is imperative to pick companies carefully during this period. Third, we believe it is important to use a disciplined process that has demonstrated the ability to realize value during times of significant change in the past. Importantly, because the macroeconomic changes are likely to be sweeping and very difficult to analyze and time, focus should be on choosing individual stocks and not broad themes. Fourth, this disciplined process should consider both fundamental and technical research inputs even as we focus on the growth segment of the market to ensure that reasonable values are in place. Fifth, we believe the process we use at Chase Investment Counsel meets these criteria.

“I think this is a great time to be a fundamental, bottom-up investor.”

Brendt Stallings,

TCW

Brendt Stallings, what are your thoughts?

STALLINGS (TCW – MID-CAP GROWTH): I think this is a great time to be a fundamental, bottom-up investor. In the past 10 years, the return on U.S. stocks has been roughly zero–since the early 19th century this has happened only five times. For those looking in the rear view mirror, this makes stocks look unattractive. Looking forward, it indicates an unusual opportunity to buy stakes in real businesses which should, over the next five years, grow in revenues and profitability. We’ve never depended upon leverage to generate returns, nor have we promised the mirage of high returns with low volatility. There is no free lunch. With the fads of the last decade discredited or liquidating, we believe it’s a great time for investors to return to the common sense strategy of buying good, growing businesses with attractive valuations.

How about you, Matt Weatherbie?

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): Have patience and have faith. Look at the last 200 years of U.S. financial history and observe how many panics and crises our country has dealt with and overcome, with the outcome seeing the stock market advancing to new highs. The current crisis, while severe, is not unprecedented. An important positive is that credit markets are starting to heal. Also, P/E valuations are dirt cheap, cash on the sidelines is plentiful and investors are fearful. As Warren Buffett says, “Be greedy when others are fearful.”

How about the Fund’s thoughts?

PARMENTIER (LIBERTY ALL-STAR GROWTH FUND): Human psychology being what it is, frequently when investors feel that there’s the least risk in markets, that’s when there can be the most risk. And when investors feel that there’s the most risk in the markets, like today, historically it has proven to be the moment when investors should not give up on the fundamental precepts of investing.

Coming off the worst decade for stocks since the 1930s, the tendency is to write-off the ability of stocks to outperform most asset classes over long periods of time. But, if you put the period into perspective, there have also been long periods when stocks have provided excellent returns. Beginning in 1982—with the exception of the 1987 crash— stocks did very well. Unfortunately it ended with the tech bubble before Y2K and the tragic events of 9/11. In hindsight credit became too cheap for too long, which led to excess leverage and speculation. Now, I believe, we are seeing a lot of the excesses purged from the system and over the long term that may be beneficial as investors return to the fundamental reason for investing, and that is owning quality companies with good-long term fundamentals.

All great answers, thank you. A final question: Most of the All-Star managers take a bottom-up approach. but with macroeconomic factors—such as GDP, unemployment, corporate earnings and so forth—at such extremes, they can’t be ignored. How are you working the national (and global) economic picture into your decision-making? we started the roundtable going up the capitalization range, so let’s end it by going in the reverse order and asking David Scott to lead off.

SCOTT (CHASE – LARGE- CAP GROWTH): Even though we take a bottom-up approach to selecting stocks, macroeconomics has always played a role in our process. We start our process by identifying attractive companies based on individual characteristics. Once the in-depth research begins, all aspects regarding the company are considered. For example, we did not purchase McDonald’s in 2008 because of the federal stimulus program. However, once we identified the company as attractive based on its strong fundamental and technical profile, our analyst noted that the company would benefit from individuals receiving rebate checks. If a rebate program occurs once again in 2009, some retailers and restaurants, such as McDonald’s, could benefit further. This will likely be the case once again in 2009. The key is we began with our analysis focused on the individual company and not macroeconomic issues.

“...Investors [are returning] to the fundamental reason for investing, and that is owning quality companies with good long-term fundamentals.”

William Parmentier,
Liberty All-Star Growth Fund

STALLINGS (TCW – MID-CAP GROWTH): As bottom-up managers, we strive to outperform through our stock picks, not by market timing, sector rotation or any other top-down approaches that we doubt work consistently. That said, we do pay attention to the economy. The macroeconomic picture influences our decisions through the impact on our cash flow estimates for our companies. For example, for a company for which our “worst-case” estimate for cash flows two years ago may have incorporated a flat economy, today we would incorporate a deep, extended recession into our estimates.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): We realize that the economy continues to weaken and the outlook is uncertain. The trend in corporate earnings is very poor and analysts are forecasting steep declines in S&P 500 operating earnings in 2009. We believe that the massive monetary and fiscal stimulus currently being undertaken will stabilize and eventually improve the economy. However, over the next several years, real GDP growth maybe slower than it has been over the last several years as households reduce their spending and debt levels and increase their savings. So, while we always focus on companies that can grow in good times and bad, we will intensify our scrutiny to make sure that we own companies that can grow even in what is likely to be a low growth world.

Many thanks for your thoughtful comments. we will look forward to a more positive environment a year hence.

LIBERTY ALL-STAR® GROWTH FUND
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

			RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47

* The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DiSTRiBuTioN PoLicy

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

LIBERTY ALL-STAR® GROWTH FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS
December 31, 2008

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

McDonald’s Corp.	2.28%
Wal-Mart Stores, Inc.	2.15
Teva Pharmaceutical Industries Ltd.	1.73
ANSYS, Inc.	1.72
Johnson & Johnson	1.65
Amgen, Inc.	1.64
Genzyme Corp.	1.60
LKQ Corp.	1.60
The Procter & Gamble Co.	1.52
Accenture Ltd., Class A	1.46
Resources Connection, Inc.	1.46
Strayer Education, Inc.	1.44
Stantec, Inc.	1.43
Core Laboratories N.V.	1.39
Exxon Mobil Corp.	1.37
Waste Management, Inc.	1.35
Lowe’s Cos., Inc.	1.24
Wells Fargo & Co.	1.23
Affiliated Managers Group, Inc.	1.23
Clean Harbors, Inc.	1.23
30.72%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Health Care	23.25%
Information Technology	19.10
Industrials	14.76
Consumer Discretionary	13.94
Financials	9.15
Consumer Staples	7.55
Energy	7.12
Telecommunication Services	2.19
Materials	0.88
Utilities	0.26
Other Net Assets	1.80
100.00%

*                 Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® GRowTH FUND
MAjoR STock cHANGES IN THE FoURTH QUARTER

The following are the major ($750,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2008.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/08

PURCHASES

3M Co.	13,300	13,300

Apollo Group, Inc., Class A	12,200	12,200

Automatic Data Processing, Inc.	29,500	29,500

Exxon Mobil Corp.	16,400	16,400

Gilead Sciences, Inc.	22,600	22,600

Lowe’s Cos., Inc.	55,100	55,100

U.S. Bancorp	37,700	37,700

SALES

Adobe Systems, Inc.	(37,800)	—

Burlington Northern Santa Fe Corp.	(13,700)	—

General Dynamics Corp.	(19,000)	—

Lockheed Martin Corp.	(11,300)	5,100

Schlumberger Ltd.	(20,700)	—

Union Pacific Corp.	(23,400)	—

LIBERTY ALL-STAR® GROWTH FUND

SCHEDULE OF INVESTMENTS

as of December 31, 2008

	SHARES	MARKET VALUE

COMMON STOCKS (98.20%)

CONSUMER DISCRETIONARY (13.94%)
Automobiles (0.55%)
Thor Industries, Inc.	40,062	$528,017

Distributors (1.60%)
LKQ Corp.(a)	131,278	1,530,701

Diversified consumer services (3.12%)
Apollo Group, Inc., Class A(a)	12,200	934,764
K12, Inc.(a)	35,737	670,069
Strayer Education, Inc.	6,400	1,372,224
		2,977,057
Hotels, Restaurants & Leisure (4.61%)
BJ’s Restaurants, Inc.(a)	44,758	482,044
Chipotle Mexican Grill, Inc., Class B(a)	6,700	383,843
Ctrip.com International Ltd.(b)	23,820	566,916
Life Time Fitness, Inc.(a)	20,373	263,830
McDonald’s Corp.	35,000	2,176,650
Starwood Hotels & Resorts Worldwide, Inc.	13,000	232,700
Texas Roadhouse, Inc., Class A(a)	37,917	293,857
		4,399,840
Multi-line Retail (1.11%)
Dollar Tree, Inc.(a)	25,272	1,056,370

Specialty Retail (2.35%)
Hibbett Sports, Inc.(a)	37,825	594,231
Lowe’s Cos., Inc.	55,100	1,185,752
Staples, Inc.	13,600	243,712
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	27,212	225,315
		2,249,010
Textiles, Apparel & Luxury Goods (0.60%)
Phillips-Van Heusen Corp.	28,595	575,617

CONSUMER STAPLES (7.55%)
Beverages (2.19%)
Hansen Natural Corp.(a)	30,427	1,020,217
PepsiCo, Inc.	19,600	1,073,492
		2,093,709
Food & Staples Retailing (3.22%)
SYSCO Corp.	44,600	1,023,124
Wal-Mart Stores, Inc.	36,700	2,057,402
		3,080,526
Food products (0.62%)
Kellogg Co.	13,500	591,975

Household products (1.52%)
The Procter & Gamble Co.	23,500	1,452,770

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

ENERGY (7.12%)
Energy Equipment & Services (4.98%)
CARBO Ceramics, Inc.	6,403	$227,499
Core Laboratories N.V.	22,125	1,324,402
IHS, Inc.(a)	26,368	986,691
NATCO Group, Inc.(a)	23,789	361,117
National Oilwell Varco, Inc.(a)	12,900	315,276
Oceaneering International, Inc.(a)	19,600	571,144
Patterson-UTI Energy, Inc.	34,077	392,226
Smith International, Inc.	25,300	579,117
		4,757,472
Oil, Gas & Consumable Fuels (2.14%)
Exxon Mobil Corp.	16,400	1,309,212
Ultra Petroleum Corp.(a)	10,200	352,002
Whiting Petroleum Corp.(a)	11,500	384,790
		2,046,004
FINANCIALS (9.15%)
capital Markets (2.85%)
Affiliated Managers Group, Inc.(a)	28,041	1,175,478
The Charles Schwab Corp.	34,400	556,248
GFI Group, Inc.	133,322	471,960
optionsXpress Holdings, Inc.	38,507	514,454
		2,718,140
Commercial Banks (2.85%)
Signature Bank(a)	20,970	601,629
U.S. Bancorp	37,700	942,877
Wells Fargo & Co.	40,000	1,179,200
		2,723,706
Diversified Financial Services (1.86%)
Financial Federal Corp.	29,941	696,727
Intercontinental Exchange, Inc.(a)	9,900	816,156
MSCI, Inc.(a)	14,789	262,653
		1,775,536

Insurance (1.59%)
ACE Ltd.	14,900	788,508
Brown & Brown, Inc.	12,023	251,281
eHealth, Inc.(a)	35,800	475,424
		1,515,213
HEALTH cARE (23.25%)
Biotechnology (7.11%)
Amgen, Inc.(a)	27,100	1,565,025
BioMarin Pharmaceutical, Inc.(a)	31,022	552,192
CV Therapeutics, Inc.(a)	49,100	452,211
Genzyme Corp.(a)	23,100	1,533,147
Gilead Sciences, Inc.(a)	22,600	1,155,764
Isis Pharmaceuticals, Inc.(a)	30,800	436,744
Martek Biosciences Corp.	10,189	308,829
United Therapeutics Corp.(a)	4,319	270,153
Vertex Pharmaceuticals, Inc.(a)	17,300	525,574
		6,799,639

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

Health Care Equipment & Supplies (4.28%)
Accuray, Inc.(a)	31,503	$162,555
Baxter International, Inc.	18,000	964,620
I-Flow Corp.(a)	40,949	196,555
Intuitive Surgical, Inc.(a)	3,500	444,465
Masimo Corp.(a)	8,980	267,873
ResMed, Inc.(a)	27,203	1,019,569
SurModics, Inc.(a)	16,717	422,439
Thoratec Corp.(a)	18,900	614,061
		4,092,137

Health Care Providers & Services (4.52%)
athenahealth, Inc.(a)	1,200	45,144
Catalyst Health Solutions, Inc.(a)	28,800	701,280
Express Scripts, Inc.(a)	15,600	857,688
Lincare Holdings, Inc.(a)	37,095	998,968
PSS World Medical, Inc.(a)	16,290	306,578
Psychiatric Solutions, Inc.(a)	16,400	456,740
VCA Antech, Inc.(a)	47,783	949,926
		4,316,324
Life sciences Tools & services (0.63%)
WuXi PharmaTech Cayman, Inc.(a)(b)	75,365	602,166

Pharmaceuticals (6.71%)
Abbott Laboratories	15,300	816,561
Auxilium Pharmaceuticals, Inc.(a)	23,130	657,817
Eli Lilly & Co.	16,700	672,509
Johnson & Johnson	26,400	1,579,512
Mylan, Inc.(a)	103,900	1,027,571
Teva Pharmaceutical Industries Ltd.(b)	38,900	1,655,973
		6,409,943
INDUSTRIALS (14.76%)
Aerospace & Defense (1.68%)
Lockheed Martin Corp.	5,100	428,808
Spirit AeroSystems Holdings, Inc.(a)	49,700	505,449
TransDigm Group, Inc.(a)	19,972	670,460
		1,604,717
Air Freight & Logistics (1.18%)
C.H. Robinson Worldwide, Inc.	9,100	500,773
Expeditors International of Washington, Inc.	9,200	306,084
UTI Worldwide, Inc.	22,504	322,707
		1,129,564

Commercial Services & Supplies (8.63%)
American Reprographics Co.(a)	48,073	331,704
Clean Harbors, Inc.(a)	18,500	1,173,640
The Corporate Executive Board Co.	8,785	193,797
Quanta Services, Inc.(a)	39,300	778,140
Resources Connection, Inc.(a)	84,977	1,391,924
Ritchie Bros. Auctioneers, Inc.	12,278	262,995
Stantec, Inc.(a)	55,174	1,362,798
Stericycle, Inc.(a)	15,704	817,864
Waste Connections, Inc.(a)	20,493	646,964
Waste Management, Inc.	38,800	1,285,832
		8,245,658

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

Construction & Engineering (0.33%)
The Shaw Group, Inc.(a)	15,200	$311,144

Industrial Conglomerates (0.80%)
3M Co.	13,300	765,282

Machinery (1.56%)
Flowserve Corp.	9,800	504,700
Kaydon Corp.	18,461	634,135
SPX Corp.	8,600	348,730
		1,487,565
Trading Companies & Distributors (0.58%)
Fastenal Co.	15,921	554,847

INFORMATION TECHNOLOGY (19.10%)
Communications Equipment (1.79%)
Infinera Corp.(a)	59,494	533,066
Polycom, Inc.(a)	50,228	678,581
Research In Motion Ltd.(a)	12,200	495,076
		1,706,723
Computers & Peripherals (0.98%)
International Business Machines Corp.	11,100	934,176

Electronic Equipment & Instruments (2.00%)
FLIR Systems, Inc.(a)	31,633	970,500
National Instruments Corp.	38,764	944,291
		1,914,791

Internet Software & Services (3.11%)
Baidu.com(a)(b)	5,600	731,191
Bankrate, Inc.(a)	17,800	676,400
comScore, Inc.(a)	22,121	282,043
Equinix, Inc.(a)	4,100	218,079
Mercadolibre, Inc.(a)	33,337	547,060
VistaPrint Ltd.(a)	27,737	516,186
		2,970,959

iT services (4.07%)
Accenture Ltd., Class A	42,600	1,396,854
Automatic Data Processing, Inc.	29,500	1,160,530
Cognizant Technology Solutions Corp., Class A(a)	43,600	787,416
SRA International, Inc.(a)	31,495	543,289
		3,888,089

Semiconductors & Semiconductor Equipment (1.59%)
Broadcom Corp., Class A(a)	17,100	290,187
Cavium Networks, Inc.(a)	33,888	356,163
FormFactor, Inc.(a)	16,975	247,835
Hittite Microwave Corp.(a)	21,134	622,608
		1,516,793

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

COMMON STOCKS (continued)

Software (5.56%)
ANSYS, Inc.(a)	58,900	$1,642,721
CA, Inc.	18,100	335,393
Electronic Arts, Inc.(a)	23,300	373,732
Monotype Imaging Holdings, Inc.(a)	30,141	174,818
Nuance Communications, Inc.(a)	30,600	317,016
Salesforce.com, Inc.(a)	21,000	672,210
Solera Holdings, Inc.(a)	27,973	674,149
Symantec Corp.(a)	29,100	393,432
VMware, Inc.(a)	30,860	731,073
		5,314,544
MATERIALS (0.88%)
Chemicals (0.88%)
Praxair, Inc.	14,095	836,679

TELECOMMUNICATION SERVICES (2.19%)
Diversified Telecommunication (0.58%)
Cbeyond, Inc.(a)	34,374	549,297

IT Services (1.10%)
NeuStar, Inc., Class A(a)	55,226	1,056,473

Wireless Telecommunication Services (0.51%)
Clearwire Corp.(a)	98,800	487,084

UTILITIES (0.26%)
Electric Utilities (0.26%)
ITC Holdings Corp.	5,657	247,098

TOTAL COMMON STOCKS (COST OF $120,806,588)		93,813,355

See Notes to Schedule of Investments and Financial Statements

	PAR VALUE	MARKET VALUE

SHORT TERM INVESTMENT (2.67%)

REPURCHASE AGREEMENT (2.67%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/31/08, due 01/02/09 at 0.005%, collateralized by several Fannie Mae and Freddie Mac Instruments with various maturity dates, market value of $2,599,679 (Repurchase proceeds of $2,546,001) (COST OF $2,546,000)	$2,546,000	$2,546,000

TOTAL INVESTMENTS (100.87%) (COST OF 123,352,588)(c)		96,359,355
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.87%)		(829,920)
NET ASSETS (100.00%)		$95,529,435
NET ASSET VALUE PER SHARE (29,448,137 SHARES OUTSTANDING)		$3.24

Notes to Schedule of Investments:

(a)       Non-income producing security.

(b)       American Depositary Receipt.

(c)       Cost of investments for federal income tax purposes is $123,571,500.

Gross unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$5,593,426
Gross unrealized depreciation	(32,805,571)
Net unrealized depreciation	$(27,212,145)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS:

Investments at market value (cost $123,352,588)	$96,359,355
Cash	1,237
Receivable for investment securities sold	2,514,003
Dividends and interest receivable	98,374
Foreign tax reclaim	4,348
Prepaid and other assets	8,960

TOTAL ASSETS	98,986,277

LIABILITIES:

Payable for investment securities purchased	905,447
Distributions payable to shareholders	2,355,851
Investment advisory fees payable	62,278
Payable for administration, pricing and bookkeeping fees	22,348
Accrued expenses	110,918

TOTAL LIABILITIES	3,456,842

NET ASSETS	$95,529,435

NET ASSETS REPRESENTED BY:

Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 29,448,137 shares outstanding)	$128,502,011
Accumulated net realized loss on investments	(5,979,343)
Net unrealized depreciation on investments	(26,993,233)

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($3.24 PER SHARE)	$95,529,435

See Notes to Financial Statements

LIBERTY ALL-STAR® GRowTH FUND

STATEMENT oF oPERATIoNS

Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends		$938,077
Interest		47,552

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $3,969)		985,629

EXPENSES:

Investment advisory fee	$1,087,538
Administrative fee	271,884
Pricing and bookkeeping fees	73,791
Audit fee	17,378
Custodian fee	32,539
Directors’ fees and expenses	66,322
Insurance expense	8,474
Legal fees	146,550
NYSE fee	29,749
Shareholder communication expenses	162,807
Transfer agent fees	82,673
Miscellaneous expenses	7,462

TOTAL EXPENSES		1,987,167

NET INVESTMENT LOSS		(1,001,538)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized loss on investment transactions		(5,257,785)

Net unrealized appreciation/(depreciation) on investments:
Beginning of year	33,885,193
End of year	(26,993,233)
Net change in unrealized appreciation		(60,878,426)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(67,137,749)

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007

OPERATIONS:

Net investment loss	$(1,001,538)	$(839,305)
Net realized gain/(loss) on investment transactions	(5,257,785)	21,600,251
Net change in unrealized appreciation	(60,878,426)	5,748,516
Net increase/(decrease) in net assets resulting from operations	(67,137,749)	26,509,462

DISTRIBUTIONS DECLARED FROM:

Net realized gain on investments	(647,857)	(16,945,766)
Tax return of capital	(12,935,569)	—
Total distributions	(13,583,426)	(16,945,766)

cApiTAL TRANsAcTioNs:

Dividend reinvestments	4,541,263	5,405,373
Total increase/(decrease) in net assets	(76,179,912)	14,969,069

NET ASSETS:

Beginning of year	171,709,347	156,740,278
End of year	$95,529,435	$171,709,347

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2008	2007	2006	2005	2004

PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year	$6.03	$5.69	$5.97	$6.29	$6.51

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss	(0.03)	(0.03)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain/(loss) on investments	(2.29)	0.98	0.35	0.30	0.46
Total from Investment Operations	(2.32)	0.95	0.31	0.26	0.41

LESS DISTRIBUTIONS FROM:

Net realized gain on investments	(0.02)	(0.61)	(0.47)	(0.11)	(0.34)
Tax return of capital	(0.45)	—	(0.12)	(0.47)	(0.29)
Total Distributions	(0.47)	(0.61)	(0.59)	(0.58)	(0.63)
Net asset value at end of year	$3.24	$6.03	$5.69	$5.97	$6.29
Market price at end of year	$2.60	$5.96	$5.37	$5.44	$6.61

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(a)

Based on net asset value	(40.0)%	17.9%	6.4%	4.6%	6.7%
Based on market price	(51.3)%	23.5%	10.2%	(9.3)%	6.9%

RATIO AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)	$96	$172	$157	$163	$165

Ratio of expenses to average net assets(b)	1.46%	1.28%	1.40%	1.35%	1.31%
Ratio of net investment loss to average net assets(b)	(0.74)%	(0.51)%	(0.73)%	(0.78)%	(0.82)%
Portfolio turnover rate	97%	60%	52%	46%	28%

(a)	Calculated assuming all distributions reinvested at actual reinvestment price.
(b)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008.

	Investments	Other Financial
Valuation Inputs	In securities	Instruments*
Level 1-
Quoted Prices	$93,813,355	—
Level 2-
Other Significant
Observable Inputs	$2,546,000	—
Level 3-
Significant
Unobservable Inputs	$0	—
Total	$96,359,355	—

*                 Other financial instruments are derivative investments not reflected in the Schedule of Investments such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

For the year ended December 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2005 through December 31, 2008 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2008 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management has begun to evaluate the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and prior year excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital
$1,001,538	$0	$(1,001,538)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the year ended December 31, 2008 and December 31, 2007 was as follows:

	12/31/08	12/31/07
Distributions paid from:
Ordinary income	$1,705	$4,189,031
Long-term capital gain	646,152	16,571,781
	647,857	20,760,812
Return of capital	10,579,718	—
	$11,227,575	$20,760,812

The Fund intends to defer to its fiscal year ending December 31, 2009 approximately $5,760,431 of losses recognized during the period from November 1, 2008 to December 31, 2008.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated	Net Unrealized
Capital Losses	Depreciation
$(5,760,431)	$(27,212,145)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the deferral of post October losses.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES INVESTMENT ADVISORY FEE

ALPS Advisors, Inc. (“AAI”), serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NoTE 5. poRTFoLio iNFoRMATioN

Purchases and Sales of Securities

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $130,683,616 and $137,780,043, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the years ended December 31, 2008 and December 31, 2007 distributions in the amount of $4,541,263 and $5,405,373, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 961,530 and 952,292 shares, respectively.

LIBERTY ALL-STAR® GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF LIBERTY ALL-STAR GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Liberty All-Star Growth Fund, Inc. (the “Fund”), as of December 31, 2008, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the years ended December 31, 2008 and 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 2006, were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on the financial highlights

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty All-Star Growth Fund, Inc., as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the years ended December 31, 2008 and 2007, in conformity with accounting principles generally accepted in the United States of America.

February 20, 2009

Denver, CO

LIBERTY ALL-STAR® GROWTH FUND
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Each shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the “Plan”), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078, Providence, RI 02940-3078 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such-dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® GROWTH FUND

TAX INFORMATION (UNAUDITED)

All 2008 distributions whether received in cash or shares of the Fund consist of the following:

(1)  ordinary dividends

(2)  long-term capital gains and

(3)  return of capital

The table below details the breakdown of each 2008 distribution for federal income tax purposes.

TAX STATUS OF 2008 DISTRIBUTIONS

	AMOUNT	ORDINARY DIVIDENDS		LONG-TERM CAPITAL	RETURN OF
DATE PAID	PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL
3/17/08	$0.13	—	0.02%	5.76%	94.22%
6/23/08	$0.14	—	0.02%	5.76%	94.22%
9/22/08	$0.12	—	0.02%	5.76%	94.22%
1/02/09*	$0.08	—	—	—	—

*                 Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2009.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2008:

Qualified Dividend Income	0.00%

Corporate Dividends Received Deduction	0.00%

LIBERTY ALL-STAR® GROWTH FUND

DIRECTORS AND OFFICERS (UNAUDITED)

The names of the Directors and Officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED DIRECTORS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD
John A. Benning (Age 74)	Director Since 2002; Term expires 2011	Retired (since December, 1999); Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999)	2	Trustee, Liberty All-Star Equity Fund (since 2002).

Thomas W. Brock (Age 61)	Director Since 2005; Term expires 2009	CEO, StoneHarbor Investment Partners LP (since April, 2006); Adjunct Professor, Columbia University Graduate School of Business (since September, 1998)	2	Trustee,LibertyAll-Star Equity Fund (since 2005); Director, Columbia Management Multi-Strategy Fund LLC (Hedge Fund); Manager, BA-CAP Alternative Multi-Strategy Fund, LLC.

George R. Gaspari (Age 68)	Director Since 2006; Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Trustee, Liberty All-Star Equity Fund (since 2006).

Richard W. Lowry (Age 72)	Director Since 1994; Term Expires 2010; Chairman since 2004	Private Investor (since 1987)	2	Trustee and Chairman, Liberty All-Star Equity Fund (since 1986); Trustee, Columbia Fund Complex (81 Portfolios).

John J. Neuhauser (Age 65)	Director Since 1998; Term Expires 2009	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Liberty All-Star Equity Fund (since 1998); Trustee, Columbia Fund Complex (81 Portfolios).

Richard C. Rantzow (Age 70)	Director Since 2006; Term expires 2011	Chairman of the Board of First Funds (from 1992 to July, 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Trustee, Liberty All-Star Equity Fund (since 2006).

*                 The address for all Directors and Officers is: c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

INTERESTED DIRECTORS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING AST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD
Edmund J. Burke (Age 47)**	Director Since 2006; Term expires 2009	CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005)	2

President, Financial Investors Trust (since 2001); President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

OFFICERS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
William R. Parmentier, Jr. (Age 56)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April, 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 44)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January, 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 47)	Vice President	2006	Director of ALPS (since 2005),Director of ALPS Advisors (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

*                 The address for all Directors and Officers is: c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

**          Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

OFFICERS (continued)

NAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jeremy O. May (Age 38)	Treasurer	2006

Mr. May is a President and Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Equity Fund, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 36)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust. Ms. Storm was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds.

Phillip Perrone (Age 50)	Chief Compliance Officer	2007

Mr. Perrone is Deputy Compliance Officer with ALPS since April 2007. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007. Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at OppenheimerFunds, Inc., from 1998–2004. Mr. Perrone serves as CCO for Liberty All-Star Equity Fund, TDX Independence Funds, since 2007; WisdomTree Trust, since 2008.

Stephanie Barres (Age 42)	Secretary	2008	Ms. Barres is Senior Paralegal with ALPS, since 2005. Secretary, Liberty All-Star Growth Fund, Inc. since December 2008. Director, Broker Dealer Compliance, INVESCO Funds Group, Inc., 1997-2004.

*      The address for all Officers is: c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® GROWTH FUND
PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•                  Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•                  Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•                  Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•                  To respond to a subpoena or court order, judicial process or regulatory inquiry;

•                  To report suspicious transactions to government agencies and law enforcement officials;

•                  To protect against fraud;

•                  To provide products and services with the consent or the direction of a customer; or

•                  In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® GROWTH FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES (UNAUDITED)

Lipper Multi-cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based
common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

INVESTMENT ADVISOR

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS

John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Stephanie Barres, Secretary
Phillip Perrone, Chief Compliance Officer

*Member of Audit Committee

Annual Certifications — As required, on May 19, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000249 09302009

ALL-STAR GROWTH FUND

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

ASG LISTED NYSE

A MEMBER OF THE CLOSED-END FUND ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Item 2.  Code of Ethics.

(a)         The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above.  There have been no revisions to the code since that date.

(c)         During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3.  Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.               The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.               During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.               The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.               The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are approximately $23,000 and $24,000 respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are approximately $425 and $403, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are approximately $3,250 and $3,460, respectively.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2007 and December 31, 2008, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2007 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $192,500 in 2007 and $195,960 in 2008.  These fees consisted of non-audit fees billed to  (i) the Registrant of $3,250 in 2007 and $3,460 in 2008 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $189,000 in 2007 and $192,500 in 2008.  The non-audit fees billed to AFS related to SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2008, John A. Benning, Thomas W. Brock, George R. Gaspari Richard W. Lowry, John J. Neuhauser, and Richard C. Rantzow are each an independent director and collectively constitute the entire Audit Committee.

Item 6.  Schedule.

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund.  In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor.  These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Chase Investment Counsel Corporation (“Chase”)

MANAGEMENT. The portion of the Fund allocated to Chase is managed by a team of investment professionals including David B. Scott, Chief Investment Officer, Derwood S. Chase, Jr., President, Brian J. Lazorishak, Vice President, Peter W. Tuz, Vice President,  Peter C. Wood, Vice President, and Colin Ducharme, Security Analyst.  All of our accounts are managed on a team basis by this team.

David B. Scott, CFA, CIC

Senior Vice President and Director

Chief Investment Officer

Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary.  Before joining us in 1994, he had 15 years of experience as an analyst and portfolio manager.  He is a CFA charter holder and a member of The Richmond Society of Financial Analysts.  He has been quoted in Barron’s, Business Week, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has been a guest speaker on CNBC.

Brian J. Lazorishak, CFA, CIC, CIPM, CMT

Vice President

Portfolio Manager & Quantitative Analyst

Mr. Lazorishak earned a BS in Psychology and Business Cum Laude from the University of Pittsburgh in 1994.  Brian joined us in 1997.  He serves as a portfolio manager and concentrates on quantitative and technical research.  Brian is a CFA charter holder, a CIPM certificate holder, and a Chartered Market Technician.  He is a member of the Richmond Society of Financial Analysts.

Peter W. Tuz, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Tuz earned his BA from Ripon College in 1976, a MA from the University of Missouri in 1979, and a MBA from Tulane University in 1984.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior analyst and officer with two NYSE member firms.  He is a member of the Richmond & Washington Societies of Financial Analysts.

Peter C. Wood, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Wood earned his BA from Duke University in 1979 and a MBA from Indiana University in 1985.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior security analyst concentrating in technology.  He is a member of the New York and Richmond Societies of Financial Analysts.

Colin Ducharme

Security Analyst

Mr. Ducharme earned a BA in physics and astronomy from the University of Virginia in 2000, and a MBA in finance and a SM in materials science from the Massachusetts Institute of Technology in 2006.  Colin has successfully completed the CFA Level III exam.  Before joining us in 2006 he interned as an equity analyst with a major investment management firm, and had three years experience as a professional athlete in Europe.

Derwood S. Chase, Jr., CIC

President, Founder and Director

Mr. Chase earned a BS with Distinction from the University of Virginia in 1952 and a MBA from Harvard University in 1954.  His speeches, articles and comments on investing and economic policy have been quoted in Barron’s, Business Week, The Wall Street Journal, Pensions & Investments, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has appeared on CNBC, The Nightly Business Report (PBS) and Bloomberg.  Derwood is a Chartered Investment Counselor, a member of the Analysts Club (N.Y.C.), the New York and Richmond Societies of Financial Analysts, a former Governor of the Investment Counsel Association of America, a member of the Mont Pelerin Society, President of the Chase Foundation of Virginia, and a trustee of the Reason Foundation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the team of investment professionals listed above as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	3	639	0	N/A
Other pooled investment vehicles	0	0	0	N/A
Other accounts	197	4,168	0	N/A

COMPENSATION STRUCTURE.  In addition to competitive salary (including 401K and profit-sharing), all investment professionals, with the exception of Colin Ducharme, are equity shareholders of the firm and participate in the overall success of the firm through distributions from the corporation.  Distributions are directly related to the individual’s percentage ownership of the corporation.  No portion of the fixed base salary of the portfolio managers is tied to the management or the performance of the Fund or to the performance of the Advisor’s separately managed accounts.  The portfolio managers as equity owners of the Advisor do not receive a salary bonus.  As the firm is a subchapter S corporation, all net earnings are distributed to the portfolio managers and the firm’s other equity owners.  Mr. Chase also receives a portion of the consulting fees received by the firm for work he performs on alternative oil and gas investments.

OWNERSHIP BY PORTFOLIO MANAGERS.  None of the individuals responsible for the day-to-day management of the Fund own any shares of the Fund.

M.A. Weatherbie & Co., Inc. (“M.A. Weatherbie”)

MANAGEMENT. Matthew A. Weatherbie, CFA is the person responsible for managing the portion of the Fund allocated to M.A. Weatherbie.  Mr. Weatherbie is the Chief Investment Officer, President and Portfolio Manager of M.A. Weatherbie, which he founded in December 1995.  Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund.  Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Matthew A.Weatherbie
Registered Investment Companies	1	$34.3 million	0	N/A
Other pooled investment vehicles	2	$68.5 million	2	$68.5 million
Other accounts	38	$684.9 million	0	N/A

COMPENSATION STRUCTURE.  As the sole owner of M.A. Weatherbie, Matthew A. Weatherbie’s compensation is directly related to the overall profitability of M.A. Weatherbie.  Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end under the rules of Sub-Chapter S of the Internal Revenue Code. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Mr. Weatherbie, except that a performance allocation may be payable by the other pooled investment vehicles managed by M.A. Weatherbie.

OWNERSHIP BY PORTFOLIO MANAGER.  Mr. Weatherbie does not own any shares of the Fund.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Brendt Stallings and Husam Nazer.

R. Brendt Stallings, CFA,  Managing Director, US Equities — Mr. Stallings is the Senior Portfolio Manager of TCW’s Growth Equities and Mid-Cap Growth strategies. Mr. Stallings has been a member of the TCW Small and Mid-Cap Growth Equities team since 1998. On the team, his analytic responsibilities have included many of the group’s investments in the business services, retail, financial services, and technology industries. Mr. Stallings came to TCW in 1996, joining the US Equity Research Department as an Analyst. Prior to TCW, he was an Equity Analyst with Chancellor LGT Asset Management (GT Global) from 1995 to 1996 and a Business Analyst in Andersen Consulting’s Strategic Services Division from 1990 to 1993. He is a Director of the Roosevelt Memorial Park Association. Mr. Stallings holds a BA in Decision Analysis and Political Science from Stanford University (1990) and an MBA from the Amos Tuck School at Dartmouth College (1995). He is a CFA charterholder.

Husam H. Nazer, Managing Director, US Equities — Mr. Nazer is the Senior Portfolio Manager of the Small Cap Growth and SMID Cap Growth strategies as well as Co-Portfolio Manager of the Mid-Cap Growth strategy. Mr. Nazer has been a member of the Small and Mid-Cap Growth Equities team since 2000. He joined TCW’s US Equity Research Department in 1995 where he made substantial contributions analyzing the health care, retail, and technology industries. Mr. Nazer graduated with a BS in Biomedical Engineering from Boston University in 1994 and earned an MBA at the University of Southern California in 1997.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Stallings and Nazer, as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
R. Brendt Stallings
Registered Investment Companies	3	$90.7	0	—
Other pooled investment vehicles	7	$68.3	3	$37.8
Other Accounts	15	$841.1	0	—

Husan Nazer
Registered Investment Companies	2	$94.7	0	—
Other pooled investment vehicles	1	$10.0	1	$10.0
Other accounts	8	$494.7	0	—

COMPENSATION STRUCTURE.  The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the “Advisor”) to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Focused Equities Fund, which has two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                 The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                 The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                 The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•                 The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2008, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 6, 2009

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 6, 2009